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                                      Rule 497(e) File Nos. 2-90519 and 811-4007

         SUPPLEMENT DATED MAY 14, 1999 TO PROSPECTUS DATED MARCH 1, 1999

                                       FOR

                     CITIFUNDSSM LARGE CAP GROWTH PORTFOLIO

The fourth paragraph appearing in the "Management of the Fund--Manager" section on pages 26-27 is deleted and replaced with the following:

Richard Goldman, Vice President, has been responsible, first as a co-manager and then as manager, for the daily management of the Fund since January 1996. Mr. Goldman is a Senior Investment Officer and lead portfolio manager for the Focused Growth Large Cap Funds and has been a member of the Large Cap Growth Team since June 1994. He joined Citibank in 1985 as an assistant portfolio manager, working on quantitative portfolio strategies. Within the investment unit, he has had responsibilities in both product development and portfolio management. From September 1988 through June 1994, Mr. Goldman served as Director of Institutional Investor Relations, where his responsibilities included managing Citicorp's relationships with its investors and rating agencies. He currently manages, or co-manages, approximately $6 billion of total assets at Citibank.